UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                     MOVIEO NETWORK, INC. F/K/A POTENCO, INC.
                     ----------------------------------------
             (Exact name of registrant as specified in its charter)

                               Commission File No.

                             -------------------
                                   33-18778

                         NEVADA                         99-0259454
            -------------------------------       -------------------
            (State or other jurisdiction of       (I.R.S. Employer
            incorporation or organization)        Identification No.)

    1730 Federal Highway, Suite #322, Delray Beach, Florida        33483
    -------------------------------------------------------       ------
    (Address of principal executive offices)                  (Zip Code)

      Issuer's telephone number: (561) 272-2169

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(Former name, former address and former fiscal year,
 if changed since last report)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 19, 2000, we retained Dohan and Company, CPA, P.A., Miami, Florida, to act as our principal accountants to audit our annual financial statements. In that connection:

1) Our former accountants, Schvaneveldt & Company, 275 East South Temple, # 300, Salt Lake City, Utah 84111 were notified on July 27, 2000.

2) Our former principal accountant's report on our financial statements for either of the past two years did not contain as adverse opinion or disclaimer of opinion nor was the same qualified or modified as to uncertainty, audit scope, or accounting principles. The report did, however, contain an explanatory paragraph concerning our ability to continue as a going concern.

3) The decision to change accountants was recommended and approved by our Board of Directors effective July 19, 2000.

4) During our two most recent fiscal years and through the day of replacement, July 19, 2000, there were no disagreements between us and the former accountant on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure.

5) During our two most recent fiscal years and the subsequent interim periods preceding our former accountant's termination:

      (i) the accountant has not advised the us that the internal controls necessary for us to develop reliable financial statements do not exist;

      (ii) the accountant has not advised us that information has come to the accountant's attention that has led it to no longer be able to rely on our management's representations or that has made it unwilling to be associated with the financial statement prepared by our management;

      (iii) the accountant has not advised us (a) of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention, during the two most recent fiscal years and the subsequent interim periods preceding the termination, that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with our financial statements or, (b) that due to the account's dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation;

      (iv) the accountant has not advised us that (a) information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) or (b) due to the accountant's dismissal, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its dismissal.

     The new independent certified public accountant has been engaged as the principal accountant to audit our financial statements for the year ended December 31, 2000. The newly engaged accountant is the firm of Dohan and Company, CPA, P.A. and was retained on July 19, 2000.

     We have requested that Schvaneveldt & Company furnish us with a letter addressed to the United States Securities and Exchange Commission stating whether they agree with the above statements. A copy of Schvaneveldt & Company letter to the SEC, dated July 30, 2000, will be filed as Exhibit 16 to the current Form 8-K.

ITEM 7. EXHIBITS.

(16) Letter from Schvaneveldt & Company
     re change in certifying accountant.


                                   SIGNATURES

Pursuant the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned who is duly authorized.

                   MOVIEO NETWORK, INC.
                   (Registrant)

                   By: /s/ Quigg Lawrence, President

                   By: /s/ Robert Reisinger, Secretary - Treasurer

                   Date: 08/10/2000